Exhibit 99.3

DIGERATI TECHNOLOGIES, INC. AND NEXOGY, INC.

Unaudited Pro Forma Consolidated Balance Sheet

and

Unaudited Pro Forma Consolidated Statements of Operations

On November 17, 2020, Digerati Technologies, Inc. (the “Company” “Digerati”), through Nexogy Acquisition, Inc., a Florida Corporation, a wholly owned subsidiary of T3 Communications, Inc. (“T3 Nevada”), a Digerati subsidiary, merged with and into Nexogy, Inc. (“Nexogy” “Seller”) resulting in Nexogy becoming a wholly owned subsidiary of T3 Nevada (the “Merger”). Nexogy is a leading provider in South Florida of Unified Communications as a Service and managed services, offering a portfolio of cloud-based solutions to the high-growth SMB market.

The aggregate purchase price for Nexogy was $9 million in cash, plus an additional $452,000 in initial excess Net Working Capital, with $900,000 of the $9 million being placed in an indemnity escrow account and $50,000 of the $9 million being placed in a working capital escrow account. In addition, at the closing of the Merger, T3 Nevada paid a number of Nexogy’s liabilities which were included in the $9 million purchase price.

The unaudited pro forma condensed consolidated combined financial information presented below has been prepared on the basis set forth in the notes below and have been presented to illustrate the estimated effects of the Nexogy Acquisition. The Nexogy Acquisition is being accounted for as a business combination using the acquisition method with the Company as the accounting acquirer in accordance with Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 805, Business Combinations.

The historical financial information of the Company has been derived from the unaudited consolidated financial statements of the Company as of October 31, 2020, as found in Form 10Q which was filed with the Securities and Exchange Commissions on December 14, 2020.

The historical financial information of Nexogy has been derived from the unaudited financial statements of the Seller Parties as of and for the three months ended October 31, 2020, included in Exhibit 99.2 to the Company’s Form 8-K/A filed with the SEC on July 26, 2021.

The historical financial information of the Company has been derived from the audited consolidated financial statements of the Company as of July 31, 2020, as found in Form 10K which was filed with the Securities and Exchange Commissions on October 29, 2020.

The historical financial information of Nexogy has been derived from the audited financial statements of the Seller Parties for the year ended July 31, 2020, included in Exhibit 99.1 to the Company’s Form 8-K/A filed with the SEC on July 26, 2021

The following unaudited pro forma consolidated balance sheet as of October 31, 2020, and the unaudited pro forma consolidated statement of operations for the three months ended October 31, 2020, and twelve months ended July 31, 2020 (collectively, the “Pro Forma Statements”) have been prepared in compliance with the requirements of SEC Regulation S-X Article 11 using accounting policies in accordance with U.S. GAAP.

The pro forma adjustments presented below are based on preliminary estimates and currently available information and assumptions that management believes are reasonable and appropriate under the circumstances and are factually supported based on information currently available. The notes to the unaudited pro forma condensed consolidated combined financial information provide a discussion of how such adjustments were derived and presented in the Pro Forma Statements. Changes in facts and circumstances or discovery of new information may result in revised estimates. As a result, there may be material adjustments to the Pro Forma Statements. Certain historical financial statement caption amounts for Nexogy have been reclassified or combined to conform to presentation and the disclosure requirements of the combined company.

DIGERATI TECHNOLOGIES, INC. AND NEXOGY, INC.

Unaudited Pro Forma Consolidated Balance Sheet

As of October 31, 2020

	Historical (unaudited)		Pro Forma		Pro Forma
	Digerati	Nexogy	Adjustments	Note 3	Consolidated

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$446	$177	$-	(a)	$623
Accounts receivable, net	116	726	-		842
Prepaid and other current assets	732	7	-		739
Total current assets	1,294	910	0		2,204

LONG-TERM ASSETS:
Intangible assets, net	1,357	-	6,900	(b)	8,257
Goodwill, net	810	-	2,118	(b)	2,928
Property and equipment, net	482	13	-		495
Other assets	43	55	-		98
Investment in Itellum	185	-	-		185
Right-of-use asset	139	442	-		581
Total assets	$4,310	$1,420	$9,018		$14,748

LIABILITIES AND STOCKHOLDERS’ DEFICIT
CURRENT LIABILITIES:
Accounts payable	$1,821	$210	$90	(b)	$2,121
Accrued liabilities	1,887	245	-		2,132
Equipment financing	62	-	-		62
Convertible note payable, current, net $296	647	-	-		647
Note payable, current, related party, net $0	138	3,107	(3,107)	(b)	138
Note payable, current, net $0	1,616	-	-		1,616
Deferred income	138	-	-		138
Derivative liability	223	-	-		223
Operating lease liability, current	74	199	-		273
Total current liabilities	6,606	3,761	(3,017)		7,350

LONG-TERM LIABILITIES:
Note payable, net $0	133	451	9,000	(b)	9,584
Equipment financing	20	-	-		20
Operating lease liability	64	243	-		307
Total long-term liabilities	217	694	9,000		9,911

Total liabilities	6,823	4,455	5,983		17,261

Commitments and contingencies

STOCKHOLDERS’ DEFICIT:
Preferred stock, $0.001, 50,000,000 shares authorized
Convertible Series A Preferred stock, $0.001, 1,500,000 shares designated, 225,000 issued and outstanding	-	-	-		-
Convertible Series B Preferred stock, $0.001, 1,000,000 shares designated, 407,477 issued and outstanding	-	-	-		-
Convertible Series C Preferred stock, $0.001, 1,000,000 shares designated, 0 issued and outstanding	-	-	-		-
Series F Super Voting Preferred stock, $0.001, 100 shares designated, 100 issued and outstanding	-	-	-		-
Common stock, $0.001, 150,000,000 shares authorized, 122,182,410 issued and outstanding (15,000,000 reserved in Treasury)	122	-	-		122
Additional paid in capital	87,199	-	-		87,199
(Accumulated deficit) Retained earnings	(89,418)	(3,035)	3,035	(b)	(89,418)
Other comprehensive income	1	-	-		1
Total Digerati’s stockholders’ deficit	(2,096)	(3,035)	3,035		(2,096)
Noncontrolling interest	(417)	-	-		(417)
Total stockholders’ deficit	(2,513)	(3,035)	3,035		(2,513)
Total liabilities and stockholders’ deficit	$4,310	$1,420	$9,018		$14,748

See accompanying notes to unaudited pro forma consolidated financial statements

DIGERATI TECHNOLOGIES, INC. AND NEXOGY, INC.

Unaudited Pro Forma Consolidated Statement of Operations

(In thousands, except per share amounts)

For the Three Months Ended October 31, 2020

	Historical (unaudited)		Pro Forma		Pro Forma
	Digerati	Nexogy	Adjustments	Note 3	Consolidated

OPERATING REVENUES:
Cloud software and service revenue	$1,552	$1,672	$-		$3,224

Total operating revenues	1,552	1,672	-		3,224

OPERATING EXPENSES:
Cost of services (exclusive of depreciation and amortization)	748	482	-		1,230
Selling, general and administrative expense	1,011	1,100	-		2,111
Legal and professional fees	258	34	-		292
Bad debt	-	15	-		15
Depreciation and amortization expense	161	1	264	(d)	426
Total operating expenses	2,178	1,632	264		4,074

OPERATING (LOSS) INCOME	(626)	40	(264)		(850)

OTHER INCOME (EXPENSE):
Gain on derivative instruments	178	-	-		178
Income tax expense	(8)	(36)	-		(44)
Other income	-	37	-		37
Interest expense	(300)	-	-		(300)
Total other income (expense)	(130)	1	-		(129)

NET LOSS INCLUDING NONCONTROLLING INTEREST	(756)	41	(264)		(979)

Less: Net loss attributable to the noncontrolling interests	35	-	45	(e)	80

NET LOSS ATTRIBUTABLE TO DIGERATI’S SHAREHOLDERS	(721)	41	(219)		(900)

Deemed dividend on Series A Convertible preferred stock	(5)	-	-		(5)

NET (LOSS) INCOME ATTRIBUTABLE TO DIGERATI’S COMMON SHAREHOLDERS	$(726)	$41	$(219)		$(905)

LOSS PER COMMON SHARE - BASIC	$(0.01)				$(0.01)

LOSS PER COMMON SHARE - DILUTED	$(0.01)				$(0.01)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - BASIC	119,914,246				119,914,246

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED	119,914,246				119,914,246

See accompanying notes to unaudited pro forma consolidated financial statements

DIGERATI TECHNOLOGIES, INC. AND NEXOGY, INC.

Unaudited Pro Forma Consolidated Statement of Operations

(In thousands, except share amounts)

For the Year Ended July 31, 2020

	Historical		Pro forma		Pro Forma
	Digerati	Nexogy	Adjustments	Note 3	Consolidated

OPERATING REVENUES:
Cloud software and service revenue	$6,279	$6,347	$-		$12,626

Total operating revenues	6,279	6,347	-		12,626

OPERATING EXPENSES:
Cost of services (exclusive of depreciation and amortization)	3,035	1,811	-		4,846
Selling, general and administrative expense	4,106	4,562	-		8,668
Legal and professional fees	642	109	-		751
Bad debt	(5)	94	-		89
Depreciation and amortization expense	613	13	1,057	(d)	1,683
Total operating expenses	8,391	6,589	1,057		16,037

OPERATING LOSS	(2,112)	(242)	(1,057)		(3,411)

OTHER INCOME (EXPENSE):
Gain on derivative instruments	263	-	-		263
Gain on settlement of debt	129	-	-		129
Income tax benefit (expense)	33	(135)	-		(102)
Other income (expense)	116	(28)	-		88
Interest expense	(1,853)	(13)	-		(1,866)
Total other expense	(1,312)	(176)	-		(1,488)

NET LOSS INCLUDING NONCONTROLLING INTEREST	(3,424)	(418)	(1,057)		(4,899)

Less: Net loss attributable to the noncontrolling interests	47	-	295	(e)	342

NET LOSS ATTRIBUTABLE TO DIGERATI’S SHAREHOLDERS	(3,377)	(418)	(762)		(4,557)

Deemed dividend on Series A Convertible preferred stock	(19)	-	-		(19)

NET LOSS ATTRIBUTABLE TO DIGERATI’S COMMON SHAREHOLDERS	$(3,396)	$(418)	$(762)		$(4,576)

LOSS PER COMMON SHARE - BASIC	$(0.06)				$(0.08)

LOSS PER COMMON SHARE - DILUTED	$(0.06)				$(0.08)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - BASIC	53,883,966				53,883,966

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED	53,883,966				53,883,966

See accompanying notes to unaudited pro forma consolidated financial statements

Notes to the Unaudited Pro Forma Consolidated Financial Statements

Note 1 — Basis of Presentation and Description of Transactions

The unaudited pro forma consolidated financial statements were prepared in accordance with U.S. GAAP and pursuant to the rules and regulations of SEC Regulation S-X and presents the pro forma financial position and results of operations of the combined companies based upon the historical data of the Company and Nexogy.

Description of Transaction

On November 17, 2020, Digerati Technologies, Inc. (the “Company” “Digerati”), through Nexogy Acquisition, Inc., a Florida Corporation, a wholly owned subsidiary of T3 Communications, Inc. (“T3 Nevada”), a Digerati subsidiary, merged with and into Nexogy, Inc. (“Nexogy” “Seller”) resulting in Nexogy becoming a wholly owned subsidiary of T3 Nevada (the “Merger”). Nexogy is a leading provider in South Florida of Unified Communications as a Service and managed services, offering a portfolio of cloud-based solutions to the high-growth SMB market.

The aggregate purchase price for Nexogy was $9 million in cash, plus an additional $452,000 in initial excess Net Working Capital, with $900,000 of the $9 million being placed in an indemnity escrow account and $50,000 of the $9 million being placed in a working capital escrow account. In addition, at the closing of the Merger, T3 Nevada paid a number of Nexogy’s liabilities which were included in the $9 million purchase price.

Basis of Presentation

The historical financial information of the Company has been derived from the unaudited consolidated financial statements of the Company as of October 31, 2020, as found in Form 10Q which was filed with the Securities and Exchange Commissions on December 14, 2020.

The historical financial information of Nexogy has been derived from the unaudited financial statements of the Seller Parties as of and for the three months ended October 31, 2020, included in Exhibit 99.2 to the Company’s Form 8-K/A filed with the SECon July 26, 2021.

The historical financial information of the Company has been derived from the audited consolidated financial statements of the Company as of July 31, 2020, as found in Form 10K which was filed with the Securities and Exchange Commissions on October 29, 2020.

The historical financial information of Nexogy has been derived from the audited financial statements of the Seller Parties for the year ended July 31, 2020, included in Exhibit 99.1 to the Company’s Form 8-K/A filed with the SEC on July 26, 2021.

The historical consolidated financial statements have been adjusted in the pro forma consolidated financial statements to give effect to pro forma events that are (1) directly attributable to the Nexogy Acquisition, (2) factually supportable and (3) with respect to the pro forma consolidated statement of operations, expected to have a continuing impact on the combined results of the Company following the Nexogy Acquisition.

The Nexogy Acquisition is being accounted for as a business combination using the acquisition method with the Company as the accounting acquirer in accordance with ASC Topic 805, Business Combinations. As the accounting acquirer, the Company has estimated the fair value of Nexogy assets acquired and liabilities assumed and conformed the accounting policies of Nexogy to its own accounting policies.

The pro forma consolidated financial statements do not necessarily reflect what the combined company’s financial condition or results of operations would have been had the acquisition occurred on the dates indicated. They also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

Note 2 Preliminary purchase price allocation

On November 17, 2020, Digerati Technologies, Inc. (the “Company” “Digerati”), through Nexogy Acquisition, Inc., a Florida Corporation, a wholly owned subsidiary of T3 Communications, Inc. (“T3 Nevada”), a Digerati subsidiary, merged with and into Nexogy, Inc. (“Nexogy” “Seller”) resulting in Nexogy becoming a wholly owned subsidiary of T3 Nevada (the “Merger”). Nexogy is a leading provider in South Florida of Unified Communications as a Service and managed services, offering a portfolio of cloud-based solutions to the high-growth SMB market.

The aggregate purchase price for Nexogy was $9 million in cash, plus an additional $452,000 in initial excess Net Working Capital, with $900,000 of the $9 million being placed in an indemnity escrow account and $50,000 of the $9 million being placed in a working capital escrow account. In addition, at the closing of the Merger, T3 Nevada paid a number of Nexogy’s liabilities which were included in the $9 million purchase price.

The following table presents the preliminary allocation of the purchase price to the assets acquired and liabilities assumed for the Nexogy Acquisition:

Nexogy
(In thousands)
Cash	$358
Accounts receivables	278
Intangible Assets and Goodwill	9,018
Property and equipment, net	164
Other Assets	83
Total identifiable assets	$9,901
Less: liabilities assumed	270
Total Purchase price	$9,631

The following table summarizes the cost of intangible assets related to the acquisition:

	Nexogy	Useful life
	(In thousands)	(years)
Customer Relationships	$4,100	7
Trade Names & Trademarks	2,600	7
Non-compete Agreement	200	2-3
Goodwill	2,118	-
	$9,018

Note 3 Pro forma adjustments

The pro forma adjustments are based on preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma consolidated financial statements:

a)	Adjustment for the acquisition of Nexogy by the Company:

●	Represents cash secured by the Company for $9 million for the initial cash payment made at closing for the Nexogy Acquisition and included in the Long Term Note payable in the pro forma balance sheet. The financing is part of the Credit Agreement and Notes secured from Post Road and previously disclosed. (filed as Exhibits 4.1 and 4.2 to Form 8-K filed with the SEC on November 23, 2020.)

b)	Other adjustments for the acquisition:

●	Cash paid of $9 million at the closing of Nexogy’s Acquisition;

●	Preliminary purchase price allocated to the intangible assets based on the estimated fair values as follows:

Customer relationships: The fair value of the customer relationships was determined using an income approach based upon management’s assessment of prospective financial information and a discount rate based upon the Company’s weighted average cost of capital.

Trade Names and Trademarks: The fair value of the Trade names and trademarks were determined using an income approach based upon management’s assessment of prospective revenues, a royalty rate selected from a range of comparable licensing transactions and a discount rate based upon the Company’s weighted average cost of capital.

Non-compete provisions: The fair value of the non-compete provisions, was determined using an income approach based upon management’s assessment of prospective financial information, including an estimated impact of competition, and a discount rate based upon the Company’s weighted average cost of capital.

●	Goodwill: Represents the preliminary purchase price allocated to goodwill in the Nexogy Acquisition. Goodwill represents the excess of the consideration transferred over the preliminary fair value of the net tangible and intangible assets acquired. Goodwill will not be amortized, but instead will be tested for impairment at least annually and whenever events or circumstances have occurred that may indicate a possible impairment. In the event management determines that the value of goodwill has become impaired, the combined company will incur an accounting charge for the amount of the impairment during the period in which the determination is made.

●	Adjustment for additional payables assumed by the Company.

●	Adjustment to eliminate Related party notes payable, the Seller paid in full these notes at closing.

●	Adjustment to eliminate Nexogy’s historical accumulated deficit.

c)	Represents the future annual amortization of the intangible assets based upon their estimated useful lives. The estimated useful lives were determined based on a review of the time period over which the economic benefit of each intangible asset is estimated to be generated.

d)	Adjustment to allocate T3 Communications, Inc., Digerati’s operating subsidiary, net (loss) to redeemable noncontrolling interest holders, this is reflected in Digerati’s consolidated financial statements. The net (loss) allocated to noncontrolling interest is computed by applying the 19.99% ownership interest in T3 Communications, Inc.